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Exhibit 99(c)

        THE DAYTON POWER AND LIGHT COMPANY
LETTER OF TRANSMITTAL

Offer to Exchange
First Mortgage Bonds, 5 1/8% Series Due 2013
(registered)
For Any and All Outstanding
First Mortgage Bonds, 5 1/8% Series Due 2013
(unregistered)

Pursuant to the Prospectus
Dated                        , 2005

  THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                        , 2005 UNLESS THE OFFER IS EXTENDED.

Deliver to:

The Bank of New York

By Hand, Overnight Courier or Registered or Certified Mail: The Bank of New York 101 Barclay Street—7 East New York, New York 10286 Attn: Bernard Arsenec—Reorganization Unit	By Facsimile: (212) 298-1915 Confirm by Telephone: (212) 815-5098

        DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

        THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

        Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus (as defined below).

        This Letter of Transmittal is to be completed by holders of Unregistered First Mortgage Bonds (as defined below), if Unregistered First Mortgage Bonds are to be forwarded herewith. If tenders of Unregistered First Mortgage Bonds are to be made by book-entry transfer to an account maintained by The Bank of New York (the "Exchange Agent") at The Depository Trust Company ("DTC") pursuant to the procedures set forth in "The Exchange Offer—Book-Entry Transfer" in the Prospectus and in accordance with the Automated Tender Offer Program ("ATOP") established by DTC, a tendering holder will become bound by the terms and conditions hereof by transmission of an Agent's message in accordance with the procedures established by DTC.

        Holders of Unregistered First Mortgage Bonds whose certificates (the "certificates") for such Unregistered First Mortgage Bonds are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the expiration date of the Exchange Offer (the "Expiration Date") or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Unregistered First Mortgage Bonds according to the guaranteed delivery procedures set forth in "The Exchange Offer—Guaranteed Delivery Procedures" in the Prospectus. SEE INSTRUCTION 1. DELIVERY OF DOCUMENTS TO DTC IN ACCORDANCE WITH ITS PROCEDURES DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

A.
UNREGISTERED FIRST MORTGAGE BONDS TO BE TENDERED

NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

ALL TENDERING HOLDERS COMPLETE THIS BOX:

DESCRIPTION OF UNREGISTERED FIRST MORTGAGE BONDS TENDERED

Name(s) and address(es) of Registered Holder(s) (Please fill in, if blank)	Unregistered First Mortgage Bonds Tendered (attach additional list if necessary)

	Certificate Number(s)*	Principal Amount of Unregistered First Mortgage Bonds Tendered (if less than all)**	Principal Amount of Unregistered First Mortgage Bonds*

Total

*
Need not be completed by book-entry holders.

**
Unregistered First Mortgage Bonds may be tendered in whole or in part in denominations of $1,000 and integral multiples thereof. All Unregistered First Mortgage Bonds held shall be deemed tendered unless a lesser number is specified in this column.

B.
METHODS OF DELIVERY

(BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

☐
CHECK HERE IF TENDERED UNREGISTERED FIRST MORTGAGE BONDS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:
Name of Tendering Institution _______________________________________________________________
DTC Account Number _______________________________________________________________
Transaction Code Number _______________________________________________________________

☐
CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED UNREGISTERED FIRST MORTGAGE BONDS ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:
Name of Registered Holder(s) _______________________________________________________________
Window Ticket Number (if any) _______________________________________________________________
Date of Execution of Notice of Guaranteed Delivery ______________________________________________
Name of Institution which Guaranteed Delivery ______________________________________________

If Guaranteed Delivery is to be made by Book-Entry Transfer:
        Name of Tendering Institution _______________________________________________________________

          DTC Account Number _______________________________________________________________
          Transaction Code Number _______________________________________________________________

☐
CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED UNREGISTERED FIRST MORTGAGE BONDS ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

☐
CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE UNREGISTERED FIRST MORTGAGE BONDS FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.
Name: _________________________________________________________________
Address: _________________________________________________________________
_________________________________________________________________

Ladies and Gentlemen:

        The undersigned hereby tenders to The Dayton Power and Light Company, an Ohio corporation (the "Company"), the principal amount of the Company's unregistered First Mortgage Bonds, 5 1/8% Series Due 2013 (the "Unregistered First Mortgage Bonds") specified above in exchange for a like aggregate principal amount of the Company's registered First Mortgage Bonds, 5 1/8% Series Due 2013 (the "Registered First Mortgage Bonds"), upon the terms and subject to the conditions set forth in the Prospectus dated                        , 2005 (as the same may be amended or supplemented from time to time, the "Prospectus"), receipt of which is acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the "Exchange Offer"). The Exchange Offer has been registered under the Securities Act of 1933, as amended (the "Securities Act").

        Subject to and effective upon the acceptance for exchange of all or any portion of the Unregistered First Mortgage Bonds tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Unregistered First Mortgage Bonds as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer) with respect to the tendered Unregistered First Mortgage Bonds, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (i) deliver certificates for Unregistered First Mortgage Bonds to the Company together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, upon receipt by the Exchange Agent, as the undersigned's agent, of the Registered First Mortgage Bonds to be issued in exchange for such Unregistered First Mortgage Bonds, (ii) present certificates for such Unregistered First Mortgage Bonds for transfer, and to transfer the Unregistered First Mortgage Bonds on the books of the Company, and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Unregistered First Mortgage Bonds, all in accordance with the terms and conditions of the Exchange Offer.

        THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE UNREGISTERED FIRST MORTGAGE BONDS TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE COMPANY WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE UNREGISTERED FIRST MORTGAGE BONDS TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE COMPANY OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE UNREGISTERED FIRST MORTGAGE BONDS TENDERED HEREBY, AND THE UNDERSIGNED WILL COMPLY WITH ITS OBLIGATIONS UNDER THE REGISTRATION RIGHTS AGREEMENT DATED SEPTEMBER 29, 2003 BETWEEN THE COMPANY AND THE INITIAL PURCHASERS (THE "REGISTRATION RIGHTS AGREEMENT"). THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

        The name(s) and address(es) of the registered holder(s) of the Unregistered First Mortgage Bonds tendered hereby should be printed above, if they are not already set forth above, as they appear on the certificates representing such Unregistered First Mortgage Bonds. The certificate number(s) and the

Unregistered First Mortgage Bonds that the undersigned wishes to tender should be indicated in the appropriate boxes above.

        If any tendered Unregistered First Mortgage Bonds are not exchanged pursuant to the Exchange Offer for any reason, or if certificates are submitted for more Unregistered First Mortgage Bonds than are tendered or accepted for exchange, certificates for such unaccepted or nonexchanged Unregistered First Mortgage Bonds will be returned (or, in the case of Unregistered First Mortgage Bonds tendered by book-entry transfer, such Unregistered First Mortgage Bonds will be credited to an account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

        The undersigned understands that tenders of Unregistered First Mortgage Bonds pursuant to any one of the procedures described in "The Exchange Offer—Procedures for Tendering Unregistered First Mortgage Bonds" in the Prospectus and in the instructions hereto will, upon the Company's acceptance for exchange of such tendered Unregistered First Mortgage Bonds, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. In all cases in which a DTC participant (a "Participant") elects to accept the Exchange Offer by transmitting an Agent's message in accordance with the established DTC procedures, such Participant shall be bound by all of the terms and conditions of this Letter of Transmittal. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Unregistered First Mortgage Bonds tendered hereby.

        Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the Registered First Mortgage Bonds be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Unregistered First Mortgage Bonds, that such Registered First Mortgage Bonds be credited to the account indicated above maintained at DTC. If applicable, substitute certificates representing Unregistered First Mortgage Bonds not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Unregistered First Mortgage Bonds, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions," please deliver Registered First Mortgage Bonds to the undersigned at the address shown below the undersigned's signature.

        By tendering Unregistered First Mortgage Bonds and executing, or otherwise becoming bound by, this Letter of Transmittal, the undersigned hereby represents and agrees that

  (i)
  the undersigned is not an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act,

  (ii)
  any Registered First Mortgage Bonds to be acquired pursuant to the Exchange Offer are being obtained in the ordinary course of its business, and

  (iii)
  the undersigned is not engaged in and does not have an arrangement or understanding with any person to participate in a "distribution" (within the meaning of the Securities Act) of such Registered First Mortgage Bonds.

        By tendering Unregistered First Mortgage Bonds pursuant to the Exchange Offer and executing, or otherwise becoming bound by, this Letter of Transmittal, a holder of Unregistered First Mortgage Bonds which is a broker-dealer represents and agrees, consistent with certain interpretive letters issued by the staff of the Division of Corporation Finance of the Securities and Exchange Commission to third parties, that (a) such Unregistered First Mortgage Bonds held by the broker-dealer are held only as a nominee, or (b) such Unregistered First Mortgage Bonds were acquired by such broker-dealer for its own account as a result of market-making activities or other trading activities and it will deliver the Prospectus (as amended or supplemented from time to time) meeting the requirements of the Securities Act in connection with any resale of such Registered First Mortgage Bonds (provided that, by so acknowledging and by delivering a Prospectus, such broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act).

        The Company has agreed that, subject to the provisions of the Registration Rights Agreement, the Prospectus, as it may be amended or supplemented from time to time, may be used by a participating broker-dealer (as defined below) in connection with resales of Registered First Mortgage Bonds received in exchange for Unregistered First Mortgage Bonds, where such Unregistered First Mortgage Bonds were acquired by such participating broker-dealer for its own account as a result of market-making activities or other trading activities, for a period ending 90 days after the Expiration Date (subject to extension under certain limited circumstances) or, if earlier, when all such Registered First Mortgage Bonds have been disposed of by such participating broker-dealer. In that regard, each broker-dealer who acquired Unregistered First Mortgage Bonds for its own account as a result of market-making or other trading activities (a "participating broker-dealer"), by tendering such Unregistered First Mortgage Bonds and executing, or otherwise becoming bound by, this Letter of Transmittal, agrees that, upon receipt of notice from the Company of the occurrence of any event or the discovery of any fact which makes any statement contained in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading or of the occurrence of certain other events specified in the Registration Rights Agreement, such participating broker-dealer will suspend the sale of Registered First Mortgage Bonds pursuant to the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the participating broker-dealer or the Company has given notice that the sale of the Registered First Mortgage Bonds may be resumed, as the case may be.

        All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

TENDERING HOLDER(S) SIGN HERE
(See Instructions 2, 5 and 6)
(Note: Signature(s) Must be Guaranteed if Required by Instruction 2)

        Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) for the Unregistered First Mortgage Bonds hereby tendered or on a security position listing, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith. If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary or representative capacity, please set forth the signer's full title. See Instruction 5.

Name(s):	(Signature(s) of Holder(s))
Date:	, 2005
Name(s):
(Please Print)
Capacity:	(Include Full Title)
Address:
(Include Zip Code)
Area Code and Telephone Number:
Tax Identification or Social Security Number(s):

GUARANTEE OF SIGNATURE(S)
(See Instructions 2 and 5)

Authorized Signature: ______________________________________________________________

Name:	(Please Print)
Date:	, 2005

Capacity or Title: _______________________________________________________________

Name of Firm: _______________________________________________________________

Address:	(Include Zip Code)

Area Code and Telephone Number: _____________________________________________________________ ___

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 1, 5 and 6)

        To be completed ONLY if the Registered First Mortgage Bonds are to be issued in the name of someone other than the registered holder of the Unregistered First Mortgage Bonds whose name(s) appear(s) above.

Issue Registered First Mortgage Bonds to:

Name:	(Please Print)
Address:	(Include Zip Code)
Taxpayer Identification or Social Security Number:

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 5 and 6)

        To be completed ONLY if Registered First Mortgage Bonds are to be sent to someone other than the registered holder of the Unregistered First Mortgage Bonds whose name(s) appear(s) above, or to such registered holder(s) at an address other than that shown above.

Mail Registered First Mortgage Bonds to:

Name:	(Please Print)
Address:

(Include Zip Code)
Taxpayer Identification or Social Security Number:

INSTRUCTIONS
Forming Part of the Terms and Conditions of the Exchange Offer

        1.     DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal, or an Agent's message in lieu thereof, is to be completed if certificates are to be forwarded herewith or delivered by book-entry transfer as provided herein. If tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer—Book-Entry Transfer" in the Prospectus and in accordance with ATOP established by DTC, a tendering holder will become bound by the terms and conditions hereof upon transmission of an Agent's message in accordance with the procedures established by DTC. Certificates, or timely confirmation of a book-entry transfer of such Unregistered First Mortgage Bonds into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or facsimile hereof or an Agent's message in lieu thereof), if required, properly completed and duly executed, with any required signature guarantees, must be received by the Exchange Agent at one of its addresses set forth herein on or prior to the Expiration Date. Unregistered First Mortgage Bonds may be tendered in whole or in part in the principal amount of $1,000 and integral multiples of $1,000.

        Holders who wish to tender their Unregistered First Mortgage Bonds and (i) whose Unregistered First Mortgage Bonds are not immediately available or (ii) who cannot deliver their Unregistered First Mortgage Bonds and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Unregistered First Mortgage Bonds by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer—Guaranteed Delivery Procedures" in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) a properly completed and duly executed Letter of Transmittal (or facsimile hereof or an Agent's message in lieu thereof) and Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Exchange Agent on or prior to the Expiration Date; and (iii) the certificates (or a book-entry confirmation (as defined in the Prospectus)) representing all tendered Unregistered First Mortgage Bonds, in proper form for transfer, must be received by the Exchange Agent within five New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "The Exchange Offer—Guaranteed Delivery Procedures" in the Prospectus.

        The Notice of Guaranteed Delivery may be delivered by hand or transmitted by telegram, telex, facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Unregistered First Mortgage Bonds to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, "Eligible Institution" means a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States.

        THE METHOD OF DELIVERY OF UNREGISTERED FIRST MORTGAGE BONDS, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER AND EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF SUCH DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, OVERNIGHT COURIER OR HAND DELIVERY SERVICE, PROPERLY INSURED IN ALL CASES. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY. NO LETTERS OF TRANSMITTAL OR UNREGISTERED FIRST MORTGAGE BONDS SHOULD BE SENT TO THE COMPANY.

        The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), or by a message transmitted by DTC to the Exchange Agent indicating receipt by DTC of an acknowledgment from a Participant tendering his Unregistered First Mortgage Bonds that are subject to book-entry confirmation (the "Agent's Message") in lieu thereof, waives any right to receive any notice of the acceptance of such tender.

        2.     GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required if:

  (i)
  this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any Participant in DTC whose name appears on a security position listing as the owner of the Unregistered First Mortgage Bonds) of Unregistered First Mortgage Bonds tendered herewith, unless such holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or

  (ii)
  such Unregistered First Mortgage Bonds are tendered for the account of a firm that is an Eligible Institution.

        In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

        3.     INADEQUATE SPACE. If the space provided in the box captioned "Description of Unregistered First Mortgage Bonds Tendered" is inadequate, the certificate number(s) and/or the principal amount of Unregistered First Mortgage Bonds and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

        4.     PARTIAL TENDERS AND WITHDRAWAL RIGHTS. Tenders of Unregistered First Mortgage Bonds will be accepted only in the principal amount of $1,000 and integral multiples thereof. If less than all the Unregistered First Mortgage Bonds evidenced by any certificate submitted are to be tendered, fill in the principal amount of Unregistered First Mortgage Bonds which are to be tendered in the box entitled "Principal Amount of Unregistered First Mortgage Bonds Tendered (if less than all)." In such case, new certificate(s) for the remainder of the Unregistered First Mortgage Bonds that were evidenced by your old certificate(s) will only be sent to the holder of the Unregistered First Mortgage Bonds, promptly after the Expiration Date. All Unregistered First Mortgage Bonds represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

        Except as otherwise provided herein, tenders of Unregistered First Mortgage Bonds may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective, a written notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above or in the Prospectus on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Unregistered First Mortgage Bonds to be withdrawn, identify the Unregistered First Mortgage Bonds to be withdrawn (including the principal amount of such Unregistered First Mortgage Bonds) and (where certificates for Unregistered First Mortgage Bonds have been transmitted) specify the name in which such Unregistered First Mortgage Bonds are registered, if different from that of the withdrawing holder. If certificates for the Unregistered First Mortgage Bonds have been delivered or otherwise identified to the Exchange Agent, then prior to the release of such certificates, the withdrawing holder must submit the serial numbers of the particular certificates for the Unregistered First Mortgage Bonds to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an Eligible Institution, unless such holder is an Eligible Institution. If Unregistered First Mortgage Bonds have been tendered pursuant to the procedures for book-entry transfer set forth in the Prospectus under "The Exchange Offer—Book-Entry Transfer," any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Unregistered First Mortgage Bonds and otherwise comply with the procedures of such facility. Unregistered First Mortgage Bonds properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any time on or prior to the Expiration Date by following one of the procedures described in the Prospectus under "The Exchange Offer—Procedures for Tendering Unregistered First Mortgage Bonds."

        All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Unregistered First Mortgage Bonds which have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Unregistered First Mortgage Bonds tendered by book-entry transfer into the Exchange Agent's account at DTC pursuant to the book-entry procedures described in the Prospectus under "The Exchange Offer—Book-Entry Transfer" such Unregistered First Mortgage Bonds will be credited to an account maintained with DTC for the Unregistered First Mortgage Bonds) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer.

        5.     SIGNATURES ON THIS LETTER OF TRANSMITTAL, WRITTEN ASSIGNMENTS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Unregistered First Mortgage Bonds tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

        If any of the Unregistered First Mortgage Bonds tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

        If any tendered Unregistered First Mortgage Bonds are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of certificates.

        If this Letter of Transmittal or any certificates or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, proper evidence satisfactory to the Company of such persons' authority to so act must be submitted.

        When this Letter of Transmittal is signed by the registered holder(s) of the Unregistered First Mortgage Bonds listed and transmitted hereby, no endorsement(s) of certificate(s) or written instrument or instruments of transfer or exchange are required unless Registered First Mortgage Bonds are to be issued in the name of a person other than the registered holder(s). Signature(s) on such certificate(s) or written instrument or instruments of transfer or exchange must be guaranteed by an Eligible Institution.

        If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Unregistered First Mortgage Bonds listed, the certificates must be endorsed or accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Company in its sole discretion and executed by the registered holder(s), in either case signed exactly as the name or names of the registered holder(s) appear(s) on the certificates. Signatures on such certificates or written instrument or instruments of transfer or exchange must be guaranteed by an Eligible Institution.

        6.     SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If Registered First Mortgage Bonds are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if Registered First Mortgage Bonds are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Unregistered First Mortgage Bonds not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.

        7.     IRREGULARITIES. The Company will determine, in its sole discretion, all questions as to the form, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Unregistered First Mortgage Bonds, which determination shall be final and binding. The Company reserves the absolute right to reject any and all tenders of any particular Unregistered First Mortgage Bonds not properly tendered or not to accept any particular Unregistered First Mortgage Bonds which acceptance might, in the judgment of the Company or its counsel, be unlawful. The Company also reserves the absolute right, in its sole discretion, to waive any defects or irregularities or conditions of the Exchange Offer as to any particular Unregistered First Mortgage Bonds either before or after the Expiration Date (including the right to waive the ineligibility of any holder who seeks to tender Unregistered First Mortgage Bonds in the Exchange Offer). The interpretation of the terms and conditions of the Exchange Offer as to any particular Unregistered First Mortgage Bonds either before or after the Expiration Date (including the Letter of Transmittal and the instructions thereto) by the

Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with the tender of Unregistered First Mortgage Bonds for exchange must be cured within such reasonable period of time as the Company shall determine. None of the Company, the Exchange Agent nor any other person shall be under any duty to give notification of any defect or irregularity with respect to any tender of Unregistered First Mortgage Bonds for exchange, nor shall any of them incur any liability for failure to give such notification.

        8.     QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions regarding the procedure for tendering may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee. All other questions should be directed to the Company at:

THE DAYTON POWER AND LIGHT COMPANY
Financial Activities
1065 Woodman Drive
Dayton, Ohio 45432
(937) 259-7150

        9.     LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate(s) representing Unregistered First Mortgage Bonds have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificate(s) have been followed.

        10.   SECURITY TRANSFER TAXES. Holders who tender their Unregistered First Mortgage Bonds for exchange will be obligated to pay transfer taxes, if any, in connection therewith.

        11.   IMPORTANT TAX INFORMATION. Under United States federal income tax law, a holder whose tendered Unregistered First Mortgage Bonds are accepted for exchange is required to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on the Internal Revenue Service ("IRS") Form W-9 or a substantially similar form. A "Substitute Form W-9" is attached hereto. If the Exchange Agent is not provided with the correct TIN, the IRS may subject the holder or other payee to a $50 penalty. In addition, payments to such holders or other payees with respect to Unregistered First Mortgage Bonds pursuant to the Exchange Offer may be subject to backup withholding. The backup withholding rate for years 2005 through 2010 is 28%; and for years 2011 or later, 31%.

        To prevent backup withholding, each tendering holder of Unregistered First Mortgage Bonds must provide its correct TIN by completing an IRS Form W-9 or the Substitute Form W-9 attached hereto, certifying that the holder is a United States person (including a United States resident alien), that the TIN provided is correct (or that such holder is awaiting a TIN) and that (1) the holder is exempt from backup withholding, (2) the holder has not been notified by the IRS that such holder is exempt from backup withholding as a result of a failure to report all interest or dividends or (3) the IRS has notified the holder that such holder is no longer subject to backup withholding.

        The box in Part 2 of a Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the holder or other payee must also complete a Certificate of Awaiting Taxpayer Identification Number in order to avoid backup withholding. Notwithstanding that the box in Part 2 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold from all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60-day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60-day period will be remitted to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with its TIN within such 60-day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, for all payments made thereafter, the Exchange Agent will withold and not remit such amounts to the IRS until a correct TIN is provided.

        The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered owner of the Unregistered First Mortgage Bonds or of the last transferee appearing on the transfers attached to, or endorsed on, the Unregistered First Mortgage Bonds. If the Unregistered First Mortgage Bonds are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

        Certain holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such holders should nevertheless complete a Substitute Form W-9, and write "exempt" on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed appropriate IRS Form W-8, signed under penalties of perjury, attesting to that holder's exempt status.

        Backup withholding is not an additional United States federal income tax. Rather, the United States federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in a overpayment of taxes, a refund may be obtained.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF),
OR AN AGENT'S MESSAGE IN LIEU THEREOF, AND ALL OTHER REQUIRED
DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT
ON OR PRIOR TO THE EXPIRATION DATE OF THE EXCHANGE OFFER.

TO BE COMPLETED BY ALL TENDERING HOLDERS
(SEE INSTRUCTION 11)

SUBSTITUTE Form W-9	PART 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW:	TIN: _____________________________________________ (Social Security Number or Employer Identification Number)

Part 2—TIN Applied For ☐

Department of the Treasury Internal Revenue Service	Payor's Request for Taxpayer Identification Number ("TIN") and Certification CERTIFICATION: UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT
	(1)	the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);
(2)
I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding;
	(3)	I am a U.S. person (including a U.S. resident alien); and
	(4)	any other information provided on this form is true and correct.
SIGNATURE ______________________________ DATE ________________________

You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified subsequently by the IRS that you are no longer subject to backup withholding.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 2 OF SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administrative Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number by the time of the exchange, 28 percent (subject to further adjustment under applicable law) of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature	Date

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Card, Form SS-4, Application for Employer Identification Number, or Form W-7, Application for Individual Taxpayer Identification Number at the local office of the Social Security Administration or the Internal Revenue Ser- vice and apply for a number. You can get IRS Forms from the IRS by calling 1-800-829-3676 or from the IRS's internet website at www.irs.gov.

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding on ALL payments include the following:

•
An organization exempt from tax under section 501(a), or an individual retirement plan.

•
The United States or any agency or instrumentality thereof.

•
A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

•
A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

•
An international organization or any agency, or instrumentality thereof.

Other payees that may be exempt from backup withholding include:

•
A corporation.

•
A financial institution.

•
A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

•
A real estate investment trust.

•
A common trust fund operated by a bank under section 584(a).

•
A trust exempt from tax under section 664 or described in section 4947.

•
An entity registered at all times during the tax year under Investment Company Act of 1940.

•
A foreign central bank of issue.

Payments of interest not generally subject to backup withholding include the following:

•
Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payor's trade or business and you have not provided your correct taxpayer identification number to the payor.

•
Payments otherwise subject to U.S. federal income tax withholding.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYOR, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYOR. IF YOU ARE A NONRESIDENT ALIEN OR A FOREIGN ENTITY NOT SUBJECT TO BACKUP WITHHOLDING, FILE WITH THE PAYOR A COMPLETED INTERNAL REVENUE SERVICE FORM W-8BEN.(CERTIFICATE OF FOREIGN STATUS OF BENEFICIAL OWNER FOR UNITED STATES TAX WITHHOLDING) OR, IF APPLICABLE, FORM W-8ECI (CERTIFICATE OF FOREIGN PERSON'S CLAIM FOR EXEMPTION FROM WITHHOLDING ON INCOME EFFECTIVELY CONNECTED WITH THE CONDUCT OF A TRADE OR BUSINESS IN THE UNITED STATES).

Privacy Act Notice.—Section 6109 requires most recipients of dividends, interest, or other payments to give taxpayer identification numbers to payors who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payors must be given the numbers whether or not recipients are required to file tax returns. Payors must generally withhold 30.5% (30% for amounts paid after December 31, 2001, subject to further adjustment under applicable law) of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to a payor. Certain penalties may also apply.

Penalties

(1)
Penalty for Failure to Furnish Taxpayer Identification Number.—If you fail to furnish your taxpayer identification number to a payor, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)
Civil Penalty for False Information With Respect to Withholding.—If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3)
Criminal Penalty for Falsifying Information.—Willfully falsifying certifications or affirmations may subject you to criminal penalties, fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

        Guidelines for Determining the Proper Identification Number to Give the Payor.—A Social Security Numbers (SSN) has nine digits separated by two hyphens: i.e. 000-00-0000. An Employer identification number (EIN) has nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payor.

For this type of account:			Give the SOCIAL SECURITY number of—			Give the EMPLOYER IDENTIFICATION number of—
				For this type of account:

1. 2.	An individual's account Two or more individuals (joint account)		The individual The actual owner of the account or, if combined funds, the first individual on the account(1)	6.	A valid trust, estate, or pension trust	The legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)(4)
3.	Custodian account of a minor (Uniform Gift to Minors Act)		The minor(2)	7.	Corporate account	The corporation
4.	a.	The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)	8.	Association, club, religious, charitable, educational, or other tax-exempt organization account	The organization
	b.	So-called trust account that is not a legal or valid trust under State law	The actual owner(1)	9.	Partnership account held in the name of the business	The partnership
5.	Sole proprietorship account		The owner(3)	10.	A broker or registered nominee	The broker or nominee
				11.	Account with the Department of Agriculture in the name of a Public entity (such as a State or local government, school district, or prison) that receives agricultural program payments	The public entity
(1)
List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number should be furnished.
(2)
Circle the minor's name and furnish the minor's SSN.
(3)
You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your SSN or EIN (if you have one).
(4)
List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

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  Exhibit 99(c)